Exhibit 99.1

IEC ANNOUNCES FISCAL 2020 SECOND QUARTER RESULTS

•REVENUE INCREASE OF 18% TO $44.2 MILLION
•NET INCOME INCREASED 127% TO $1.5 MILLION, $0.15 PER BASIC SHARE
•STRONG BOOKINGS, WITH BOOK TO BILL RATIO OF 1.5:1

Newark, New York, May 6, 2020 - IEC Electronics Corp. (Nasdaq: IEC) today announced results for the fiscal 2020 second quarter and six months ended March 27, 2020.

IEC reported revenues of $44.2 million for the second quarter of fiscal 2020, an increase of 18.4% as compared to revenues of $37.3 million for the second quarter of the year ended September 30, 2019 (“fiscal 2019”). Gross profit for the second quarter of fiscal 2020 was $5.5 million, or 12.5% of sales, compared to gross profit of $4.6 million, or 12.3% of sales in the second quarter of fiscal 2019. Selling and administrative expenses were $3.2 million in the second quarter of fiscal 2020, or 7.3% of sales, as compared to $3.3 million, or 8.9% of sales, in the second quarter of fiscal 2019. Operating income was $2.3 million for the second quarter of fiscal 2020, an increase of 81.7% when compared to the same quarter in the prior fiscal year. The Company reported net income of $1.5 million, or $0.15 per basic and $0.14 per diluted share for the second quarter of fiscal 2020, compared to net income of $0.7 million, or $0.06 per basic and diluted share in the second quarter of fiscal 2019.

For the first six months of fiscal 2020, the Company reported revenues of $88.9 million, an increase of 22.2% as compared to revenues of $72.7 million for the first six months of fiscal 2019. Gross profit for the first six months of fiscal 2020 was $10.7 million, or 12.1% of sales, which includes the negative impact of a one-time inventory reserve of $1.0 million related to a reorganization at one of the Company’s customers in the medical sector, compared to gross profit of $9.6 million, or 13.3% of sales in the first six months of fiscal 2019. Selling and administrative expenses were $6.5 million in the first six months of fiscal 2020, or 7.3% of sales, as compared to $6.7 million, or 9.2% percent of sales, in the first six months of fiscal 2019. Operating income was $4.2 million for the first six months of fiscal 2020, an increase of 42.5% when compared to the same period in the prior fiscal year. The Company reported net income of $2.7 million, or $0.26 per basic and $0.25 per diluted share for the first six months of fiscal 2020, compared to net income of $1.7 million, or $0.17 per basic and $0.16 per diluted share in the first six months of fiscal 2019. Adjusted for the impact of a one-time inventory reserve, taken in the first quarter of fiscal 2020, adjusted net income per common share would have been $0.34 per basic and $0.32 per diluted share for the six months ended March 27, 2020. Please see the reconciliation tables included in this release for further information regarding these non-GAAP measures.

Jeffrey T. Schlarbaum, President and CEO of IEC Electronics commented, “Our second quarter results continued the momentum built over the past few quarters. We reported solid revenue growth of 18% compared to last fiscal year’s second quarter and significantly improved profitability. Our book to bill ratio was strong at 1.5:1 and notably, we are generating bookings from an increasingly expanded and diverse base of customers. As our reputation as a premier provider of vertically integrated manufacturing solutions for mission critical and life-saving electronics continues to grow, we are attracting new projects from existing customers, taking market share away from fellow competitors, as well as winning new business awards from new customers.

“As our country continues to adapt to the health, safety and economic implications of the COVID-19 pandemic, as an essential employer, we have undertaken definitive precautions to ensure the health and

Exhibit 99.1
safety of our employees while balancing the important role we serve fulfilling critical demands for the customers we serve. Importantly, we have deliberately maintained a 100 percent U.S. manufacturing footprint, which we believe makes us an increasingly attractive supply option for existing and potential customers given current and anticipated future trade complications associated with the COVID-19 pandemic.”

Mr. Schlarbaum concluded, “We continue to strengthen our capabilities to meet the highly complex manufacturing requirements of our customers and our new business pipeline is strong. We remain on track to open our new state-of-the-art facility this summer and believe we are well positioned to increase our market share to drive sustained organic revenue growth and profitability as we move through the back half of fiscal 2020.”

Conference Call

IEC will host a conference call today, Wednesday, May 6, 2020 at 10:00 a.m. Eastern Time, to discuss its financial results for the fiscal 2020 second quarter ended March 27, 2020.

The conference call may be accessed in the U.S. and Canada by dialing toll-free (877) 407-9210. International callers may access the call by dialing (201) 689-8049.

A replay of the teleconference will be available for 30 days after the call and may be accessed domestically by dialing (877) 481-4010 and international callers may dial (919) 882-2331. Callers must enter conference ID: 34135.

To access the live webcast, log onto the IEC website at http://www.iec-electronics.com. The webcast can also be accessed at http://www.investorcalendar.com/event/34135. An online replay will be available shortly after the call.

About IEC Electronics

IEC Electronics is a provider of electronic manufacturing services ("EMS") to advanced technology companies that produce life-saving and mission critical products for the medical, industrial, aerospace and defense sectors. The Company specializes in delivering technical solutions for the custom manufacture of complex full system assemblies by providing on-site analytical testing laboratories, custom design and test engineering services combined with a broad array of manufacturing services encompassing electronics, interconnect solutions, and precision metalworking. As a full service EMS provider, IEC holds all appropriate certifications for the market sectors it supports including ISO 9001:2015, AS9100D, ISO 13485, and is Nadcap accredited. IEC Electronics is headquartered in Newark, NY and also has operations in Rochester, NY and Albuquerque, NM. Additional information about IEC can be found on its web site at www.iec-electronics.com.

Note Regarding Forward-Looking Statements

References in this release to “IEC,” “IEC Electronics,” the “Company,” “we,” “our,” or “us” mean IEC Electronics Corp. and its subsidiaries except where the context otherwise requires. This release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “optimistic,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words or phrases. These forward-looking statements include, but are not limited to, statements regarding future sales and operating results, future prospects, the capabilities and capacities of business operations, any financial or other guidance and all statements that are not based on historical fact, but rather reflect our current expectations concerning

Exhibit 99.1
future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.

The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in our forward-looking statements: the impact of the coronavirus (“COVID-19”) pandemic on our business, including our supply chain, workforce and customer demand; business conditions and growth or contraction in our customers’ industries, the electronic manufacturing services industry and the general economy; our ability to control our material, labor and other costs; our dependence on a limited number of major customers; uncertainties as to availability and timing of governmental funding for our customers; the impact of government regulations, including FDA regulations; unforeseen product failures and the potential product liability claims that may be associated with such failures; technological, engineering and other start-up issues related to new programs and products; variability and timing of customer requirements; the potential consolidation of our customer base; availability of component supplies; dependence on certain industries; the ability to realize the full value of our backlog; the types and mix of sales to our customers; litigation and governmental investigations; intellectual property litigation; variability of our operating results; our ability to maintain effective internal controls over financial reporting; the availability of capital and other economic, business and competitive factors affecting our customers, our industry and business generally; failure or breach of our information technology systems; and natural disasters. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock. For a further list and description of various risks, relevant factors and uncertainties that could cause future results or events to differ materially from those expressed or implied in our forward-looking statements, see our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our other filings with the Securities and Exchange Commission.

All forward-looking statements included in this release are made only as of the date indicated or as of the date of this release. We do not undertake any obligation to, and may not, publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of, except as required by law. New risks and uncertainties arise from time to time and we cannot predict these events or how they may affect us and cause actual results to differ materially from those expressed or implied by our forward-looking statements. Therefore, you should not rely on our forward-looking statements as predictions of future events.

Company Contact:
Thomas L. Barbato
Senior Vice President and Chief Financial Officer
IEC Electronics Corp.
(315) 332-4493
tbarbato@iec-electronics.com

Agency Contact:
John Nesbett/Jennifer Belodeau
IMS Investor Relations
(203) 972 - 9200
jnesbett@institutionalms.com

Exhibit 99.1
IEC ELECTRONICS CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
MARCH 27, 2020 and SEPTEMBER 30, 2019
(unaudited; in thousands, except share and per share data)

	March 27, 2020	September 30, 2019
ASSETS
Current assets:
Cash	$—	$—
Accounts receivable, net of allowance	26,539	27,618
Unbilled contract revenue	10,601	9,529
Inventories	45,053	44,267
Federal income tax receivable	1,034	517
Other current assets	1,721	1,454
Total current assets	84,948	83,385

Property, plant and equipment, net	19,232	19,433
Deferred income taxes	5,953	7,154
Operating lease right-of-use assets, net of accumulated amortization	275	—
Other long-term assets	976	860
Total assets	$111,384	$110,832

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$1,371	$1,371
Current portion of operating lease obligation	59	—
Current portion of finance lease obligation	419	338
Accounts payable	20,688	23,690
Accrued payroll and related expenses	1,486	3,174
Other accrued expenses	485	668
Customer deposits	15,802	13,229
Total current liabilities	40,310	42,470

Long-term debt	28,182	28,910
Long-term operating lease obligation	215	—
Long-term finance lease obligation	6,837	6,685
Other long-term liabilities	1,465	1,527
Total liabilities	77,009	79,592

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value:
500,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value:
Authorized: 50,000,000 shares
Issued: 11,447,604 and 11,394,036 shares, respectively
Outstanding: 10,392,116 and 10,338,548 shares, respectively	103	103
Additional paid-in capital	48,424	48,001
Accumulated deficit	(12,563)	(15,275)
Treasury stock, at cost: 1,055,488 shares	(1,589)	(1,589)
Total stockholders’ equity	34,375	31,240
Total liabilities and stockholders’ equity	$111,384	$110,832

Exhibit 99.1
IEC ELECTRONICS CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
THREE and SIX MONTHS ENDED MARCH 27, 2020 and MARCH 29, 2019
(unaudited; in thousands, except share and per share data)

	Three Months Ended		Six Months Ended
	March 27, 2020	March 29, 2019	March 27, 2020	March 29, 2019

Net sales	$44,171	$37,294	$88,905	$72,735
Cost of sales	38,668	32,708	78,163	63,090
Gross profit	5,503	4,586	10,742	9,645

Selling and administrative expenses	3,217	3,328	6,516	6,680
Operating income	2,286	1,258	4,226	2,965

Interest and financing expense	396	385	811	708
Income before income taxes	1,890	873	3,415	2,257

Income tax expense	367	203	703	515

Net income	$1,523	$670	$2,712	$1,742

Net income per common share:
Basic	$0.15	$0.06	$0.26	$0.17
Diluted	$0.14	$0.06	$0.25	$0.16

Weighted average number of shares outstanding:
Basic	10,393,461	10,286,876	10,379,846	10,274,772
Diluted	10,703,112	10,678,058	10,666,001	10,574,076

Exhibit 99.1
IEC ELECTRONICS CORP.
NON-GAAP FINANCIAL MEASURES RECONCILIATION TABLE
SIX MONTHS ENDED MARCH 27, 2020
(unaudited; in thousands, except share and per share data)

Six Months Ended
March 27, 2020
Reconciliation to adjusted gross profit:
Gross profit	$10,742
Non-cash charge (1)	987
Adjusted gross profit	$11,729

Reconciliation to adjusted gross margin:
Gross margin	12.1%
Non-cash charge (1)	1.1%
Adjusted gross margin	13.2%

Reconciliation to adjusted net income:
Net income	$2,712
Non-cash charge (1)	987
Income tax effect (2)	(207)
Adjusted net income	$3,492

Reconciliation to adjusted net income per common share:
Net income per common share, basic	$0.26
Non-cash charge, net of tax (1)(2)	0.08
Adjusted net income per common share, basic	$0.34

Net income per common share, diluted	$0.25
Non-cash charge, net of tax (1)(2)	0.07
Adjusted net income per common share, diluted (3)	$0.32

(1) A non-cash charge related to the increase in our excess and obsolete inventory reserve due to the Chapter 11 bankruptcy filing of a customer of IEC.
(2) The income tax effect related to the non-cash charge was calculated using an effective tax rate of 21%.
(3) Adjusted net income per common share, diluted is calculated based on adjusted net income and reflects the dilutive impact of shares, where applicable, based on adjusted net income.

Non-GAAP Financial Measures

In addition to reporting net income, net income per share basic and diluted, gross profit and gross margin, U.S. generally accepted accounting principle (“GAAP”) measures, we present adjusted net income, adjusted net income per basic and diluted share, adjusted gross profit and adjusted gross margin, which are non-GAAP measures, to reflect the impact of a one-time inventory reserve related to a Chapter 11 reorganization at one of the Company’s customers in the medical sector. The Company’s management believes these non-GAAP measures are important measures of our performance because it allows management, investors and others to evaluate and compare our performance from period to period by removing the impact of the one-time inventory reserve. Adjusted net income, adjusted net income per basic and diluted share, adjusted gross profit and adjusted gross margin, are not measures of financial performance under GAAP and are not calculated through the application of GAAP. As such, they should not be considered as a substitute for the GAAP measures of net

Exhibit 99.1
income, net income per basic and diluted share, gross profit and gross margin, and therefore, should not be used in isolation of, but in conjunction with, the GAAP measures. These non-GAAP measures may produce results that vary from the GAAP measures and may not be comparable to a similarly defined non-GAAP measure used by other companies.